Pacific North West
Capital Corp.
TSX - PFN OTCBB - PAWEF FF - P7J

2303 West 41st Avenue, Vancouver, B.C. V6M 2A3
Toll Free 1-800-667-1870 Telephone (604) 685-1870
Facsimile (604) 685-6550
Email: corporate@pfncapital.com

Alto Ventures Ltd.

Suite 910 - 475 Howe Street
Vancouver, B.C. Canada
V6C 2B3

Phone: 604-689-2599
Fax: 604-689-3609
July 28, 2009

Attention: Mike Koziol

Letter Agreement for Option of the Despinassy Property, Quebec

Further to our previous discussions, this Letter Agreement (the "Agreement") confirms that Alto Ventures Ltd. ("ALTO") has agreed to provide Pacific North West Capital Corp. ("PFN") with an option to earn a sixty percent (60%) interest (the "Option") in the Despinassy Property located in Quebec, Canada, more particularly described in Schedule "A" attached hereto (the "Property"). This Agreement also confirms that upon PFN having exercised the Option, PFN shall enter into a joint venture with ALTO on the Property, under the terms and conditions contained herein. Although the parties hereto intend on entering into a more formal option agreement (the "Formal Agreement"), which will include the terms referred to herein, this Agreement creates binding legal obligations between the parties and this Agreement will represent the definitive agreement if the Formal Agreement is not entered into.

1. The parties agree as follows:

   (a) All dollar values in this Agreement are expressed in Canadian dollars.

   (b) This Agreement is subject to a one (1) month due diligence period from the date of signing to allow PFN to conduct normal corporate due diligence including, but not limited to, reviews of relevant technical information, claim status and underlying property agreements.

   (c) This Agreement is subject to approvals by PFN's and ALTO's Board of Directors and Toronto Stock Exchange regulatory authorities.

   (d) ALTO grants PFN the Option to earn a sixty percent (60%) interest in the Property.

   (e) The term of the Option shall be four (4) years from the date of signing of the Agreement.

   (f) In order to exercise the Option, PFN shall make the cash payments, issue shares and complete "Exploration Expenditures" (Exploration Expenditures as defined in section

1g) as set forth below.

(i) Cash Payments:
$25,000 on Board of Directors and regulatory approvals
$25,000 on 1st Anniversary of the Agreement
$50,000 on 2nd Anniversary of the Agreement
$50,000 on 3rd Anniversary of the Agreement
$50,000 on 4th Anniversary of the Agreement

(ii) Share Payments:
25,000 PFN shares on Board of Directors and regulatory approvals
50,000 PFN shares on 1st Anniversary of the Agreement
75,000 PFN shares on 2nd Anniversary of the Agreement
100,000 PFN shares on 3rd Anniversary of the Agreement

(iii) Exploration Expenditures
PFN shall complete a cumulative total of $3,500,000 in Exploration Expenditures over the Option period, with minimum expenditures as follows:

$300,000 in Exploration Expenditures in Year 1 of the Agreement
$300,000 in Exploration Expenditures in Year 2 of the Agreement
$400,000 in Exploration Expenditures Year 3 of the Agreement
$400,000 in Exploration Expenditures Year 4 of the Agreement

(g) For the purposes of this Agreement and the Formal Agreement, Exploration Expenditures shall mean all expenses paid by either party in making applications and conducting necessary studies, hearings and other meetings to obtain permits, licenses and other environmental or regulatory approvals for operations and for exploration and development activities on or for the Property, including but not limited to, all fees and assessment work required to keep the Property in good standing, all expenditures for geophysical, geological and geochemical work of direct benefit to the Property, all surveys, drilling, assaying, metallurgical testing and engineering, the costs of a feasibility study and all other expenditures directly benefiting the Property. Administrative expenses and general office and overhead expenses incurred by either party shall not be included in Exploration Expenditures but, in lieu thereof, a charge equal to ten percent (10%) of all other Exploration Expenditures may be included. Third party administration fees, general office and overhead expenses, or other charges related to completion of third party contracts and payable by either party shall be acceptable as Exploration Expenditures.

(h) PFN shall complete, on a best efforts basis, Years 1 and 2 required Exploration Expenditures (for a total of $600,000 in Exploration Expenditures) by December 31, 2009. If PFN fails to complete the required Years 1 and 2 Exploration Expenditures by December 31, 2009, the shortfall amount shall be included in aggregate required expenditures in Year 3.

(i) A portion of the Years 1 and 2 work commitment, up to a maximum of $50,000, shall be used to complete either (i) an updated independent 43-101-compliant resource estimate, if 2009 drilling establishes sufficient additional resources to warrant an independent resource extimate, or (ii) an in-house updated resource estimate, if

additional resources identified are insufficient to justify an independent resource estimate.

(j) During the Option period, eligible Exploration Expenditures shall be filed for assessment credit by ALTO. ALTO will also file claim renewal applications or other documents required to keep the Property in good standing. Any filing fees or claim renewal fees will be reimbursed to ALTO by PFN. Such filing and renewal fees shall be acceptable as part of required Exploration Expenditures in the Option Year in which they are made.

(k) PFN has the right to vend, option or otherwise transfer any portion of its interest in the Property, or any portion of its Option to earn an interest in the Property, to a third party at any time, but any third party will also be bound by the terms of this Agreement and subsequent Formal Agreement such that ALTO's interests are maintained according to this Agreement.

(l) ALTO and PFN mutually agree to rename the property on completion of this Agreement. The new project name shall be mutally agreeable to both parties.

2. During the Option period, the following conditions shall apply:

(a) PFN shall be operator of all work programs and, as such will determine the nature of all work programs undertaken during the Option period.

(b) ALTO shall be field manager for all work completed by PFN on the Property in 2009 and shall be entitled to charge a 10% administrative fee as contemplated by section 1(g).

(c) PFN may, at its discretion, choose to be operator and field manager, or designate a third party as field manager, during any work programs undertaken on the Property during the Option period after the 2009 work program.

(d) Termination of the option by PFN is permitted at any time after completion of PFN's Year 1 commitment. Upon termination of the Option, PFN shall deliver to ALTO all maps, reports, results of surveys and drilling, and all other reports of information provided to PFN by ALTO, as well as copies of any assay plans, diamond drill records, information, maps and other pertinent exploration reports produced by PFN and/or its affiliates and/or its agents regarding the Property.

3. ALTO hereby represents and warrants that as of the effective date of this Agreement:

(a) that it has title to the mineral claims comprising the Property; that it has authority to negotiate the transaction contemplated herein; and, that there are no liens or encumbrances of any type affecting title except as set forth in Schedule "B" hereto and the title is in good standing;

(b) that it has the capacity to enter into and perform this Agreement and all other transactions contemplated herein, and that it will not breach any other agreement or arrangement by entering into this Agreement;

(c) that, to the best of its knowledge and belief, it has paid all option payments, taxes,

assessments, charges, fees and other levies imposed upon or required with respect to the Property, and it, or a third party, has filed all returns and required reports, and that the title is in good standing;

(d) that, except as may be set forth in Schedule "B", to the best of its knowledge and belief, there are no actual, pending or threatened lawsuits or administrative actions affecting the Property, or which might result in a material adverse change in its condition, financial or otherwise; and

(e) that no representations or warranties by ALTO in this Agreement or in any information, written or oral, furnished or to be furnished by ALTO contains or will contain any untrue statement of any material fact. There are no materials facts known to ALTO that, individually or in aggregate, could materially adversely affect the transaction contemplated herein and have not been disclosed to PFN.

4. PFN hereby represents and warrants that as of the effective date of this Agreement:

(a) that it has the capacity to enter into and perform this Agreement and all other transactions contemplated herein, and that it will not breach any other agreement or arrangement by entering into this Agreement;

(b) its shares are listed and posted for trading on the Toronto Stock Exchange and no order ceasing or suspending trading in the shares of PFN has been issued nor, to the best of PFN's knowledge, is any order pending or threatened; and

(c) it is in compliance with the continuous disclosure obligations set forth in NI 51-102.

5. Upon PFN completing the Exploration Expenditures, payments and the share issuances set forth above, PFN and ALTO shall form a joint venture on the Property, with ALTO holding an initial participating joint venture interest (Participating Interest) of forty percent (40%) in the Property, and PFN being operator and holding a sixty percent (60%) Participating Interest in the Property. The joint venture shall be subject to the following terms:

(a) If one party chooses not to proceed with funding of their full share of Exploration Expenditures, a standard dilution clause would apply to the Participating Interest of that party. Pro-rata dilution shall be based on the deemed Initial Exploration Expenditures ("Initial Expenditures") on the Property by the parties and on the cumulative actual Exploration Expenditures of both parties at the time one party chooses to contribute less than its full share of Exploration Expenditures.

(b) For the purposes of the dilution clause, total deemed Initial Exploration Expenditures on the property at the start of the joint venture shall be equal to PFN's total aggregate Exploration Expenditures on the Property during the Option period divided by PFN's Participating Interest in the Property. For example, if PFN's aggregate Exploration Expenditures during the Option period are \$3,500,000, the deemed Intial Expenditures on the Property would be \$5,833,333. PFN's deemed Initial Expenditures would be \$3,500,000 in this case, and ALTO's deemed Intial Expenditures would be \$5,833,333 multiplied by ALTO'S Participating Interest (40%), or \$2,333,333.

(c) The Participating Interest in the property of either party at any time after the Initial Option period shall be calculated by the formula: A=(B/C)*100 where:

A = a given party's Participating Interest
B = the Initial Expenditures of a given party plus all Exploration Expenditures made by the party after formation of the joint venture
C= the combined Initial Expenditures of all parties plus all Exploration Expenditures by all parties after formation of the joint venture.

(d) In the event that a party's Participating Interest falls to 10% or less, then that party shall forfeit it's entire Participating Interest and the party shall have the right to receive a two percent (2%) net smelter return royalty ("NSR") from future mine production. One half of the two percent (2%) NSR, of the party with no participating interest shall be purchasable by the remaining parties for $500,000 for each 0.5% NSR, or $1,000,000 in total.

(e) Such other terms and conditions as are normally contained in similar agreements modeled after the Mining Venture Agreement, Form 5, of the Rocky Mountain Mineral Law Foundation shall apply.

(f) The party which has the greatest Participating Interest shall be the manager and operator unless otherwise agreed to in writing by all parties.

(g) The parties shall establish a management committee to determine overall policies, objectives, procedures, methods and actions under the joint venture. The management committee shall consist of one member from each of PFN and ALTO. Each party may appoint an alternate to act in the absence of a regular member. The member from the party with the largest Participating Interest will serve as Chairman of the management committee. Each party, acting through its appointed member, shall have votes on the management committee proportional to its Participating Interest. Unless otherwise provided in this Letter of Agreement, the vote of the party with a Participating Interest of over 50% shall determine the decisions of the management committee.

6. Upon PFN completing the requirements of the Option as outlined above, ALTO shall complete all necessary procedures to transfer 60% ownership of the Property to PFN through application and transfer of claim ownership to reflect PFN's 60% ownership interest.

7. During the joint venture, the manager and operator shall do, record and/or pay annually or in advance, assessment work for the Property and shall pay such taxes, fees and rents as may be required to keep the Property in good standing. ALTO shall co-operate with the manager and operator as reasonably necessary in facilitating the making of payments and providing information, including without limitation, the forwarding of all notices received by ALTO with respect to assessment work, taxes, fees and rents.

8. The operator shall make quarterly reports to other joint venture parties of the progress of exploration programs on the Property during periods of active exploration outlining generally any and all research, prospecting, exploration and development carried out during the most recent completed fiscal quarter, and which are proposed to be carried out on the Property during the next quarter, and shall also make timely reports of significant exploration developments. In addition the parties shall have quarterly meetings when mutually agreed to provide an update of results and plans for exploration work.

9. During the Option period, upon the written request of ALTO, PFN shall provide ALTO with

access to the Property at a convenient time and day for PFN or its affiliates in order to observe the conduct of the operations or to view drill cores and samples. Such access shall be at ALTO's own sole cost, expense and risk and must not obstruct or interfere with the operation or activities conducted by PFN and/or its affiliates.

10. The parties agree to meet at such times and places as are mutually convenient or necessary to negotiate the Formal Agreement. Each party shall bear its own costs for the negotiation of such Formal Agreement. The Formal Agreement shall contain such terms and conditions as are customary in similar agreements within the international mining industry.

11. Neither party shall issue any press release or other public announcement concerning the subject matter of this letter without the written permission of the other party, such consent not to be unreasonably withheld and to be delivered within twenty-four (24) hours of dispatch, excluding weekends and holidays. Notwithstanding the review of proposed announcements by the non-disclosing party, the disclosing party shall be fully responsible and assume full liability for the content of any public statement it may make.

12. This Agreement will be binding to both parties, subject to necessary regulatory approvals, if required.

13. This Agreement shall be construed under the laws of the British Columbia without regard to conflicts of law. In the event of any dispute between the parties arising from the interpretation of this Agreement or any subsequent agreement entered into, pursuant to this Agreement, the dispute shall be referred to and finally settled by arbitration under the laws of British Columbia.

All notices and other required communications to one of ALTO or PFN by the other shall be in writing and shall be addressed respectively as follows:

<u>If to ALTO:</u>

Alto Ventures Ltd.

Suite 910 - 475 Howe Street
Vancouver, B.C. Canada
V6C 2B3

Attention: Mike Koziol

<u>If to PFN:</u>

Pacific North West Capital Corp.
2303 West 41st Avenue
Vancouver, B.C. Canada
V6M 2A3

Attention: Harry Barr

If these terms are acceptable to you, please execute this Agreement in the appropriate space below.

Pacific North West Capital Corp.

Authorized Signatory

14-AUG-2009

Date

Alto Ventures Ltd.

Authorized Signatory

August 14/09

Date

Schedule "A"

To the Agreement dated July 28, 2009
Between Pacific North West Capital Corp and Alto Ventures Ltd.

Despinassy Property Description

The property consists of 175 mining claims totaling 7260 ha in the Province of Quebec. Claim details and locations are summarized in Table 1 and Figure 1 below:

Table 1. Claim details, Fiedmont Property, Quebec

TOWNSHIP	CLAIM NUMBER	EXPIRY DATE	WORK REQUIRED	OWNERSHIP %	OWNER
DESPINASSY	5215122	8/12/2009	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5215115	8/12/2009	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5215121	8/12/2009	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5215114	8/12/2009	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5215113	8/12/2009	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5215116	8/12/2009	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5215112	8/12/2009	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5215123	8/12/2009	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5215111	8/12/2009	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	4472991	9/28/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527201	9/28/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527202	9/28/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527221	9/28/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527212	9/28/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4476071	9/28/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527211	9/28/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4476072	9/28/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527222	9/28/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527232	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527312	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527332	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527231	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527251	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527321	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527331	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527252	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527241	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527311	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527322	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527242	9/29/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527351	9/30/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527341	9/30/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527342	9/30/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	4527352	9/30/2009	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157705	1/31/2010	2500.00	100.000	ALTO VENTURES LTD

TOWNSHIP	CLAIM NUMBER	EXPIRY DATE	WORK REQUIRED	OWNERSHIP %	OWNER
DESPINASSY	5157685	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157688	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157693	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157707	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157680	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157692	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157697	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157686	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157700	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157683	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157702	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157690	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157684	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157708	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157696	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157691	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157699	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157706	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157701	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157694	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157698	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157703	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157682	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157695	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157681	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157689	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157687	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157704	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5157679	1/31/2010	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000786	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000787	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000788	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000789	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000791	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000792	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000793	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000794	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000785	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2000790	2/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223694	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223686	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223872	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223681	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223682	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223688	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223695	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223697	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223699	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223689	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223683	4/19/2010	1800.00	100.000	ALTO VENTURES LTD

TOWNSHIP	CLAIM NUMBER	EXPIRY DATE	WORK REQUIRED	OWNERSHIP %	OWNER
DESPINASSY	5223684	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223698	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223690	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223696	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223871	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223685	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5223687	4/19/2010	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	2159547	6/5/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2159545	6/5/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2159546	6/5/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2165912	7/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2165913	7/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2165914	7/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2165915	7/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2165916	7/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2165917	7/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2165918	7/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2165919	7/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	2165920	7/13/2010	1200.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241271	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241277	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241272	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241279	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241280	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241276	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241283	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241273	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241274	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241294	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241291	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241293	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241292	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241278	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241281	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241296	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241297	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241275	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241295	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241282	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5241284	5/25/2011	1800.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226980	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226986	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226971	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226974	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226975	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226985	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226983	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226977	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226982	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226979	5/10/2012	2500.00	100.000	ALTO VENTURES LTD

TOWNSHIP	CLAIM NUMBER	EXPIRY DATE	WORK REQUIRED	OWNERSHIP %	OWNER
DESPINASSY	5226973	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226984	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226987	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226976	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226972	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5226981	5/10/2012	2500.00	100.000	ALTO VENTURES LTD
DESPINASSY	5229428	10/15/2012	2500.00	100.000	ALTO VENTURES LTD
Vassal	2000755	13/02/2010	1200.00	100.000	ALTO VENTURES LTD
Vassal	2000756	13/02/2010	1200.00	100.000	ALTO VENTURES LTD
Vassal	2000757	13/02/2010	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133067	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133068	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133069	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133070	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133071	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133073	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133073	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133074	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133075	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133076	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
LaMorandierre	2133080	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
LaMorandierre	2133081	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133082	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133083	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133084	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133085	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133086	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2133087	23/10/2009	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2159548	05/06/2010	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2159549	05/06/2010	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2159550	05/06/2010	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2159551	05/06/2010	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2159552	05/06/2010	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2159553	05/06/2010	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2159554	05/06/2010	1200.00	100.000	ALTO VENTURES LTD
Rochebaucourt	2159555	05/06/2010	1200.00	100.000	ALTO VENTURES LTD
Vassal	2165921	13/07/2010	1200.00	100.000	ALTO VENTURES LTD
Vassal	2165922	13/07/2010	1200.00	100.000	ALTO VENTURES LTD
LaMorandierre	2165923	13/07/2010	1200.00	100.000	ALTO VENTURES LTD
LaMorandierre	2165924	13/07/2010	1200.00	100.000	ALTO VENTURES LTD

Claim map, Despinassy Property, Quebec


Despinassy, QC

Schedule "B"

To the Agreement dated July 28, 2009
Between Pacific North West Capital Corp. and Alto Ventures Ltd.

The Despinassy Property is subject to pre-existing net smelter return royalties ("NSR") as follows:

A. The following "Original Despinassy Claims" consisting of 25 claims were originally acquired from UMEX through Commander Resources and are subject to NSR royalties payable to: (1) 1% to UMEX plus (2)1.5% also payable to UMEX and capped at $500,000, (3) 1) to Commander Resources with a buy back of half the NSR (0.5%) for $500,000.

"Original Despinassy Claims" include:

4472991, 4476071, 4476072, 4527201, 4527202, 4527211, 4527212, 4527221, 4527222, 4527231, 4527232, 4527241, 4527242, 4527251, 4527252, 4527311, 4527312, 4527321, 4527322, 4527331, 4527332, 4527341, 4527342, 4527351, 4527352

B. The following 30 "Rochebeaucourt" claims were aquired from Battle Mountain Canada and are subject to NSR royalties payable to: (1) 3% to Battle Mountain Canada (now to Franco Nevada Corp) with the option to reduce the NSR to 2% by paying Battle Mountain (now Franco) $1 million; (2) 0.25% payable to Commander Resources Ltd.

"Rochebeaucourt" Claims include:

5157679, 5157680, 5157681, 5157682, 5157683, 5157684, 5157685, 5157686, 5157687, 5157688, 5157689, 5157690, 5157691, 5157692, 5157693, 5157694, 5157695, 5157696, 5157697, 5157698, 5157699, 5157700, 5157701, 5157702, 5157703, 5157704, 5157705, 5157706, 5157707, 5157708

C. The following 58 "Cameco" claims were acquired by staking under the Cameco-Commander Joint Venture and are subject to the following NSR royalties payable: (1) 1% to Commander Resources with a buy back of one half of the royalty (0.5%) for $500,000.

"Cameco" Claims include:

5215111, 5215112, 5215113, 5215114, 5215115, 5215116, 5215121, 5215122, 5215123, 5223681, 5223682, 5223683, 5223684, 5223685, 6223686, 5223687, 5223688, 5223689, 5223690, 5223694, 5223695, 5223696, 5223697, 5223698, 5223699, 5223871, 5223872, 5226971, 5226972, 5226973, 5226974, 5226975, 5226976, 5226977, 5226979, 5226980, 5226981, 5226982, 5226983, 5226984, 5226985, 5226986, 5226987, 5229428, 5241271, 5241272, 5241273, 5241274, 5241275, 5241276, 5241277, 5241278, 5241279, 5241280, 5241281, 5241282, 5241283, 5241291